ACKNOWLEDGEMENT AND AGREEMENT

THIS ACKNOWLEDGEMENT AND

AGREEMENT

dated for reference the 9th day of August, 2000.

AMONG:

BIO-PRESERVE INTERNATIONAL CORPORATION, (a Nevada corporation), having an office at 2897 152nd Avenue N.E., Redmond, Washington, 98052

(herein

called the

"Borrower")

AND:

BIO-PRESERVE MEDICAL CORPORATION, (a Washington corporation), having an office at 2897 152nd Avenue N.E., Redmond, Washington, 98052

(herein

called the

"Subsidiary")

AND:

PERFUSION SYSTEMS, INC., (a Nevada corporation), having an office at 502 East John Street, Carson City, Nevada, 89706

(herein

called the

"Assignee")

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WITNESSES THAT WHEREAS:

  By bridge loan agreement dated September 15, 1999 (the "Loan Agreement"), Allied Resources, Inc. a West Virginia corporation, (the "Assignor") agreed to lend and the Borrower agreed to borrow up to the principal sum of $350,000 (the "Loan") pursuant to and in accordance with the terms and conditions of the Loan Agreement.

  The Loan Agreement provides that the outstanding balance of the Loan can be converted into common shares of the Borrower (the "Conversion Shares") on the basis set out in the Loan Agreement.

  Indirectly, the Subsidiary is an eighty (80%) percent owned subsidiary of the Borrower.

  By intellectual property security agreement dated September 15, 1999 (the "Security Agreement"), the Subsidiary granted to the Assignor a security interest in and mortgage on all of the Subsidiary's right, title and interest in and to U.S. Patents numbers 5,338,662 and 5,494,822 dated August 16, 1994 and February 27, 1996 as more particularly described in Schedule 1.0 annexed to the Security Agreement, together with any application, issue, re-examination and all divisions, reissues, continuations, improvements or extensions thereof, including, without limitation, any and all causes of action for infringement thereof and the right to file foreign applications directly in the name of the Subsidiary and to claim priority rights deriving from the United States application to which the foreign applications are entitled by virtue of international convention, treaty or otherwise, the invention, application and all letters patent on the invention for the full term of such patents and any and all royalties for any license thereof (collectively, the "Collateral").

  The Assignor has assigned to the Assignee all of the Assignor's right, title and interest in and to the Loan, the Loan Agreement, the Security Agreement and the Collateral (collectively, together with all evidences thereof and all rights and benefits of the Assignor pertaining thereto, the "Assigned Rights").

  The Assignee and the Borrower have agreed to extend the term of the Loan by one year.

NOW THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00) now paid by the Assignee to the Borrower and the Subsidiary and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Borrower and the Subsidiary), the Borrower, the Subsidiary and the Assignee acknowledge, covenant and agree as follows:

  The Borrower and Subsidiary each acknowledges the assignment by the Assignor to the Assignee of the Assigned Rights, and agrees that the Assignee will henceforth enjoy all rights and benefits of the Assignor in and to the Assigned Rights as though the Assignee was an original party to the Loan Agreement and the Security Agreement in the place of the Assignor.

  The Borrower and the Subsidiary each warrants to the Assignee that:

    the Loan Agreement is a valid and legally binding obligation of the Borrower, enforceable in accordance with its terms by the Assignee;

    the Security Agreement is a valid and legally binding obligation of the Subsidiary, enforceable in accordance with its terms by the Assignee;

    so far as the Borrower and the Subsidiary are aware, the Assignor has not assigned any or all of its interest in any of the Assigned Rights to any person other than the Assignee and the Assignee has not granted any options, interests or other rights in or to any of the Assigned Rights;

    no payment, other than advances of the Loan in accordance with the Loan Agreement are required, in order for the Assignee to enjoy the full benefit of, the Assigned Rights;

    none of the Loan Agreement, the Security Agreement or any instrument of the Borrower or the Subsidiary given in support thereof have been amended, modified, terminated or surrendered nor has the Assignor waived any of its rights thereunder;

    the outstanding balance of the Loan, comprised of the amounts set out in Schedule "A" hereto, is $164,446, and the Borrower has no outstanding right of counterclaim or set-off, nor is there any dispute with respect to the amount owing by the Borrower in respect of the Loan; and

    the Borrower has not received a notice of conversion pursuant to which all or any part of the Loan is required to be converted into Conversion Shares, nor has the Borrower notified the Assignor of an initial public offering by the Borrower of its common shares.

  Section 2.6 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following: "2.6 "Maturity" means 5:00 p.m. Pacific Daylight Time on June 30, 2001, unless another date is agreed upon in writing by the parties."

  The Borrower and the Subsidiary will each at all times hereafter execute and deliver, at the request of the Assignee, all such further documents, deeds and instruments, and will do and perform all such acts as may be necessary or desirable to give full effect to the intent and meaning of this Acknowledgement and Agreement. Without limiting the generality of the foregoing, the Borrower and the Subsidiary will each execute such financing statements, financing change statements, notices or directions as may be necessary or advisable to cause all pertinent offices of public record to amend their records to show the interests of the Assignee in the Assigned Rights and to cause the security interest of the Assignee in the Collateral to be perfected.

  All monetary amounts in this Acknowledgement and Agreement are denominated in United States dollars.

  This Acknowledgement and Agreement will enure to the benefit of the Assignee and its successors and assigns, and will be binding upon the Borrower and the Subsidiary and their respective successors and assigns.

  This Acknowledgement and Agreement will be governed by and construed in accordance with the laws in force in the State of Washington and the parties submit to the non-exclusive jurisdiction of the courts of Washington in any proceedings pertaining to the Assigned Rights or this Acknowledgement and Agreement.

  This Acknowledgement and Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts will be construed together and will constitute one and the same agreement.

THE BALANCE OF THIS PAGE IS BLANK

IN WITNESS WHEREOF the Assignor has executed this Acknowledgement and Agreement as of the day and year first above written.

BIO-PRESERVE INTERNATIONAL CORPORATION
(a Nevada corporation)
/s/ Fereydoon Sadri
Per:
Name: Fereydoon Sadri
Title: Director

/s/ Gabor Balogh

Per:
Name: Gabor Balogh
Title: Director

I/We have authority to bind the corporation.

BIO-PRESERVE MEDICAL CORPORATION
(a Washington corporation)
/s/ Fereydoon Sadri
Per:
Name: Fereydoon Sadri
Title: Director

/s/ Gabor Balogh

Per:
Name: Gabor Balogh
Title: Director

I/We have authority to bind the corporation.

PERFUSION SYSTEMS, INC.
(a Nevada corporation)

/s/ Ian Middleton
Per:
Name: Ian Middleton
Title: Director

/s/ Alex von Kleist

Per:
Name: Alex von Kleist
Title: Director

I/We have authority to bind the corporation.

SCHEDULE "A"

Outstanding Balance of the Loan

  Amounts advanced to Borrower $144,299
  Legal fees paid to Tollefsen Business law for which Borrower responsible: 15,147
  Legal fees paid to S. Pigeon for which Borrower responsible: 5,000

Total $164,446